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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                       FORM 8-K

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                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934



                                   October 31, 1997
                             ----------------------------
                          (Date of earliest event reported)


                              BIG FLOWER HOLDINGS, INC.
           ---------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware                       0-29474                 13-397-1556
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(State of other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


                                  3 East 54th Street
                              New York, New York  10022
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             (Address of principal executive offices, including zip code)


                                    (212) 521-1600
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                 (Registrant's telephone number, including area code)


                           BIG FLOWER PRESS HOLDINGS, INC.
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            (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets.

            On October 31, 1997, Big Flower Holdings, Inc. ("Big Flower Holdings"), a Delaware corporation, completed its acquisition (the "CJDS Acquisition") of all of the capital stock of Columbine JDS Systems, Inc., a Delaware corporation ("CJDS"), pursuant to a Stock Purchase Agreement, dated as of September 19, 1997, among Big Flower Press Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Big Flower Holdings ("Big Flower Press"), CJDS and the stockholders and option holders of CJDS, as amended by the First Amendment, dated October 29, 1997, by and among Big Flower Holdings, Big Flower Press, CJDS and the stockholders and option holders of CJDS (as so amended, the "Stock Purchase Agreement"). The aggregate purchase price for the CJDS Acquisition was approximately $74,958,000 in cash (subject to a post-closing adjustment) and 770,924 shares of Big Flower Holdings common stock, par value $.01 per share. The purchase price was established through arm's-length negotiations between Big Flower Press and the stockholders of CJDS.

            Big Flower Holdings obtained the funds necessary to finance the CJDS Acquisition from borrowings under a Credit Agreement, dated June 12, 1997, among Big Flower Press, the financial institutions from time to time a party thereto, Bank of America NT & SA and The Industrial Bank of Japan Limited, as Co-Agents, Credit Suisse First Boston, as Documentation Agent, and Bankers Trust Company, as Administrative Agent.

            The foregoing description of the CJDS Acquisition does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached as Exhibits 2.1 and 2.2 hereto and is incorporated by reference herein in its entirety.

            On November 3, 1997, Big Flower Holdings issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety, announcing the consummation of the CJDS Acquisition.

Item 7.     Financial Statements, PRO FORMA Financial Information and Exhibits.

       (a)  Financial Statements of Business Acquired.

            It is impracticable for Big Flower Holdings to provide the financial statements required to be filed herewith at the time this report on Form 8-K is filed. Big Flower Holdings expects to file the required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than January 14, 1998.

       (b)  Pro Forma Financial Information.

            It is impracticable for Big Flower Holdings to provide the pro forma financial information required to be filed herewith at the time this report on Form 8-K is filed. Big Flower Holdings expects to file the required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than January 14, 1998.


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       (c)  Exhibits.

       2.1 Stock Purchase Agreement, dated as of September 19, 1997, among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc. and its stockholders and option holders (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

       2.2 First Amendment, dated as of October 29, 1997, by and among Big Flower Press Holdings, Inc., Big Flower Holdings, Inc., Columbine JDS Systems, Inc. and its stockholders and option holders (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request).

       99.1 Copy of press release issued by Big Flower Holdings, Inc. on November 3, 1997.


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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                  BIG FLOWER HOLDINGS, INC.





Date:  November 13, 1997          By:   /s/ Irene B. Fisher
                                       ------------------------------------
                                       Name:   Irene B. Fisher
                                       Title:  Vice President


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                                    EXHIBIT INDEX

       2.1 Stock Purchase Agreement, dated as of September 19, 1997, among Big Flower Press Holdings, Inc., Columbine JDS Systems, Inc. and its stockholders and option holders (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

       2.2 First Amendment, dated as of October 29, 1997, by and among Big Flower Press Holdings, Inc., Big Flower Holdings, Inc., Columbine JDS Systems, Inc. and its stockholders and option holders (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request).

       99.1 Copy of press release issued by Big Flower Holdings, Inc. on November 3, 1997.